 Exhibit 10.20

“Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10)(iv) because it is both (i) not material and (ii) and the type of information that is confidential.”

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE OF PAGES
J	1 / 8

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00001	02 Nov 2021	1300959267	

6. ISSUED BY	CODE N68335	7. ADMINISTERED BY (If other than item 6)	CODE S3915A
[redacted]		[redacted]	SCD: C

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

[redacted]

CODE 1U468 | FACILITY CODE

	9A. AMENDMENT OF SOLICITATION NO.
	9B. DATED (SEE ITEM 11)
X	10A. MOD. OF CONTRACT/ORDER NO. N6833521C0843
X	10B. DATED (SEE ITEM 13) 27-Sep-2021

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a)(3)
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: lopesj22462

See Summary.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
[redacted]	TEL: [redacted] EMAIL: [redacted]

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
NERO.KRISTEN.DANIELLE.1379738431 Digitally signed by NERO.KRISTEN.DANIELLE.1379738431 (Signature of person authorized to sign)	01NOV2021	BY LUDWIG.MATTHEW.JOHN.10386525 Digitally signed by LUDWIG.MATTHEW.JOHN.1038652563 Date: 2021.11.02 09:21:27 -04'00' (Signature of Contracting Officer)	02 Nov 21

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

N6833521C0843 (lopesj22462)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A- SOLICITATION/CONTRACT FORM

The following have been added by full text:

P0000l

Procurement Contracting Officer:

_______________

__________________

_____________________

Contract Specialist:

_______________

__________________

_____________________

Technical Points of Contact

_______________

__________________

_____________________

Contractor POC

_______________

__________________

_____________________

_______________

__________________

_____________________

The purpose of this modification is to:

1.)	Remove the Progress Payments clause (FAR 52.232-16) and replace it with Performance-based Payments clause (FAR 52.232-32).
2.)	Add the Performance-based Payment Table to Section G.
3.)	Update the WAWF clause with an additional WAWF Point of Contact.

This modification acts as a complete and equitable adjustment for the changes herein. The Contractor hereby releases the Government from any and all liability for further equitable adjustments arising from these changes. All other terms and conditions remain in full force and effect.

N6833521C0843 (lopesj22462)

SECTION G - CONTRACT ADMINISTRATION DATA

The following have been added by full text:

PERFORMANCE-BASED PAY TABLE

Milestone	Estimate Date	Performance Based Payment Event	Performance Verification	CUN Billed	Total Invoice	Eligible Costs (90%)	Cumulative Eligible Costs (90%)	Milestone Verification
1	11/30/21	Project Management Plan	CDRL A001	_______	_______	_______	_______	_____________________
2	1/31/22	Integrated Master Schedule	CDRL A002	_______	_______	_______	_______	Same as above
3	3/31/22	AC/DC System Specification	CDRL A004	_______	_______	_______	_______	Same as above
4	5/31/22	System Architecture Document	CDRL A005	_______	_______	_______	_______	Same as above
5	7/31/22	AC/DC CI/CD Pipeline System Specification	CDRLA006	_______	_______	_______	_______	Same as above
6	9/30/22	AC/DC Test Plan	CDRL A007	_______	_______	_______	_______	Same as above
7	11/30/22	Demonstrate AC/DC CI/CD Pipelines Executing Under Black Pearl	Certificate of Milestone Achievement from SSI	_______	_______	_______	_______	Same as above
8	1/31/23	AC/DC Preliminary Test Report	CDRL C003	_______	_______	_______	_______	Same as above
9	3/31/23	Black Pearl Training Plan	CDRL A008					Same as above
10	5/31/23	Demonstrate Infrastructure as Code (laC) Under Black Pearl	CDRL B001	2	_______	_______	_______	Same as above
11	7/31/23	Black Pearl User Manual and Training Sessions	CDRL C001	2	_______	_______	_______	Same as above
12	9/30/23	Software Sustainability Package	CDRL C002	_______	$3	$3_______	$2_______	Same as above
				Total:	$2,964,683.92

_________________

___________________

____________________

PERFORMANCE-BASED PAYMENT TABLE

52.232-32 PERFORMANCE-BASED PAYMENTS (APR 2012)

(a) Amount of payments and limitations on payments. Subject to such other limitations and conditions as are specified in this contract and this clause, the amount of payments and limitations on payments shall be specified in the contract's description of the basis for payment.

(b) Contractor request for performance-based payment. The Contractor may submit requests for payment of performance-based payments not more frequently than monthly, in a form and manner acceptable to the Contracting Officer. Unless otherwise authorized by the Contracting Officer, all performance-based payments in any period for which payment is being requested shall be included in a single request, appropriately itemized and totaled. The Contractor's request shall contain the information and certification detailed in paragraphs (1) and (m) of this clause.

(c) Approval and payment of requests.

(1) The Contractor shall not be entitled to payment of a request for performance-based payment prior to successful accomplishment of the event or performance criterion for which payment is requested. The Contracting Officer shall determine whether the event or performance criterion for which payment is requested has been successfully accomplished in accordance with the terms of the contract. The Contracting Officer may, at any time, require the Contractor to substantiate the successful performance of any event or performance criterion which has been or is represented as being payable.

N6833521C0843 (lopesj22462)

(2) A payment under this performance-based payment clause is a contract financing payment under the Prompt Payment clause of this contract and not subject to the interest penalty provisions of the Prompt Payment Act. The designated payment office will pay approved requests on the [30th] day after receipt of the request for performance- based payment by the designated payment office. However, the designated payment office is not required to provide payment if the Contracting Officer requires substantiation as provided in paragraph (c)(l) of this clause, or inquires into the status of an event or performance criterion, or into any of the conditions listed in paragraph (e) of this clause, or into the Contractor certification. The payment period will not begin until the Contracting Officer approves the request.

(3) The approval by the Contracting Officer of a request for performance-based payment does not constitute an acceptance by the Government and does not excuse the Contractor from performance of obligations under this contract.

(d) Liquidation of performance-based payments.

(1) Performance-based finance amounts paid prior to payment for delivery of an item shall be liquidated by deducting a percentage or a designated dollar amount from the delivery payment. If the performance-based finance payments are on a delivery item basis, the liquidation amount for each such line item shall be the percent of that delivery item price that was previously paid under performance-based finance payments or the designated dollar amount. If the performance-based finance payments are on a whole contract basis, liquidation shall be by either predesignated liquidation amounts or a liquidation percentage.

(2) If at any time the amount of payments under this contract exceeds any limitation in this contract, the Contractor shall repay to the Government the excess. Unless otherwise determined by the Contracting Officer, such excess shall be credited as a reduction in the unliquidated performance-based payment balance(s), after adjustment of invoice payments and balances for any retroactive price adjustments.

(e) Reduction or suspension of performance-based payments. The Contracting Officer may reduce or suspend performance-based payments, liquidate performance-based payments by deduction from any payment under the contract, or take a combination of these actions after finding upon substantial evidence any of the following conditions:

(1) The Contractor failed to comply with any material requirement of this contract (which includes paragraphs (h) and (i) ofthjs clause).

(2) Performance ofthjs contract is endangered by the Contractor's -

(i) Failure to make progress; or

(ii) Unsatisfactory financial condition.

(3) The Contractor is delinquent in payment of any subcontractor or supplier under this contract in the ordinary course of business.

(f) Title.

(1) Title to the property described in this paragraph (f) shall vest in the Government. Vestiture shall be immediately upon the date of the first performance-based payment under this contract, for property acquired or produced before that date. Otherwise, vestiture shall occur when the property is or should have been allocable or properly chargeable to this contract.

(2) "Property," as used in this clause, includes all of the following described items acquired or produced by the Contractor that are or should be allocable or properly chargeable to this contract under sound and generally accepted accounting principles and practices:

(i) Parts, materials, inventories, and work in process;

(ii) Special tooling and special test equipment to which the Government is to acquire title;

(iii) Nondurable (i.e., noncapital) tools, jigs, dies, fixtures, molds, patterns, taps, gauges, test equipment and other similar manufacturing aids, title to which would not be obtained as special tooling under subparagraph (f)(2)(ii) of this clause; and

(iv) Drawings and technical data, to the extent the Contractor or subcontractors are required to deliver them to the Government by other clauses of this contract.

(3) Although title to property is in the Government under this clause, other applicable clauses of this contract (e.g., the termination clauses) shall determine the handling and disposition of the property.

N6833521C0843 (lopesj22462)

(4) The Contractor may sell any scrap resulting from production under this contract, without requesting the Contracting Officer's approval, provided that any significant reduction in the value of the property to which the Government has title under this clause is reported in writing to the Contracting Officer.

(5) In order to acquire for its own use or dispose of property to which title is vested in the Government under this clause, the Contractor must obtain the Contracting Officer's advance approval of the action and the terms. If approved, the basis for payment (the events or performance criteria) to which the property is related shall be deemed to be not in compliance with the terms of the contract and not payable (if the property is part of or needed for performance), and the Contractor shall refund the related performance-based payments in accordance with paragraph (d) of this clause.

(6) When the Contractor completes all of the obligations under this contract, including liquidation of all performance-based payments, title shall vest in the Contractor for all property (or the proceeds thereof) not -

(i) Delivered to, and accepted by, the Government under this contract; or

(ii) Incorporated in supplies delivered to, and accepted by, the Government under this contract and to which title is vested in the Government under this clause.

(7) The terms of this contract concerning liability for Government-furnished property shall not apply to property to which the Government acquired title solely under this clause.

(g) Risk of loss. Before delivery to and acceptance by the Government, the Contractor shall bear the risk of loss for property, the title to which vests in the Government under this clause, except to the extent the Government expressly assumes the risk. If any property is lost (see 45.101), the basis of payment (the events or performance criteria) to which the property is related shall be deemed to be not in compliance with the terms of the contract and not payable (if the property is part of or needed for performance), and the Contractor shall refund the related performance-based payments in accordance with paragraph (d) of this clause.

(h) Records and controls. The Contractor shall maintain records and controls adequate for administration of this clause. The Contractor shall have no entitlement to performance-based payments during any time the Contractor's records or controls are determined by the Contracting Officer to be inadequate for administration of this clause.

(i) Reports and Government access. The Contractor shall promptly furnish reports, certificates, financial statements, and other pertinent information requested by the Contracting Officer for the administration of this clause and to determine that an event or other criterion prompting a financing payment has been successfully accomplished. The Contractor shall give the Government reasonable opportunity to examine and verify the Contractor's records and to examine and verify the Contractor's performance of this contract for administration of this clause.

(i) Special terms regarding default. If this contract is terminated under the Default clause,

(1) the Contractor shall, on demand, repay to the Government the amount ofunliquidated performance-based payments, and

(2) title shall vest in the Contractor, on full liquidation of all performance-based payments, for all property for which the Government elects not to require delivery under the Default clause of this contract. The Government shall be liable for no payment except as provided by the Default clause.

(k) Reservation of rights.

(1) No payment or vesting of title under this clause shall —

(i) Excuse the Contractor from performance of obligations under this contract; or

(ii) Constitute a waiver of any of the rights or remedies of the parties under the contract.

(2) The Government's rights and remedies under this clause —

(i) Shall not be exclusive, but rather shall be in addition to any other rights and remedies provided by law or this contract; and

(ii) Shall not be affected by delayed, partial, or omitted exercise of any right, remedy, power, or privilege, nor shall such exercise or any single exercise preclude or impair any further exercise under this clause or the exercise of any other right, power, or privilege of the Government.

(I) Content of Contractor's request for performance-based payment. The Contractor's request for performance- based payment shall contain the following:

(1) The name and address of the Contractor;

(2) The date of the request for performance-based payment;

(3) The contract number and/or other identifier of the contract or order under which the request is made;

(4) Such information and documentation as is required by the contract's description of the basis for payment; and

(5) A certification by a Contractor official authorized to bind the Contractor, as specified in paragraph (m) of this clause.

N6833521C0843 (lopesj22462)

(m) Content of Contractor's certification. As required in paragraph (1)(5) of this clause, the Contractor shall make the following certification in each request for performance-based payment:

I certify to the best of my knowledge and belief that —

(1) This request for performance-based payment is true and correct; this request (and attachments) has been prepared from the books and records of the Contractor, in accordance with the contract and the instructions of the Contracting Officer;

(2) (Except as reported in writing on________ ), all payments to subcontractors and suppliers under this contract have been paid, or will be paid, currently, when due in the ordinary course of business;

(3) There are no encumbrances (except as reported in writing on _______) against the property acquired or produced for, and allocated or properly chargeable to, the contract which would affect or impair the Government's title;

(4) There has been no materially adverse change in the financial condition of the Contractor since the submission by the Contractor to the Government of the most recent written information dated__________; and

(5) After the making of this requested performance-based payment, the amount of all payments for each deliverable item for which performance-based payments have been requested will not exceed any limitation in the contract, and the amount of all payments under the contract will not exceed any limitation in the contract.

The following have been modified:

252.232-7006 WIDE AREA WORK.FLOW PAYMENT INSTRUCTIONS (DEC 2018)

(a) Definitions. As used in this clause-

"Department of Defense Activity Address Code (DoDAAC)" is a six position code that uniquely identifies a unit, activity, or organization.

"Document type" means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WA WF).

"Local processing office (LPO)" is the office responsible for payment certification when payment certification is done external to the entitlement system.

"Payment request" and "receiving report" are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(b) Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232- 7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall-

(1) Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WA WF. Both can be accessed by selecting the "Web Based Training" link on the WAWF home page at https://wawf.eb.mil/.

N6833521C0843 (lopesj22462)

(e) WAWF methods of document submission. Document submissions may be via web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:

(1) Document type. The Contractor shall submit payment requests using the following document type(s):

(i) For cost-type line items, including labor-hour or time-and-materials, submit a cost voucher.

(ii) For fixed price line items-

(A) That require shipment ofa deliverable, submit the invoice and receiving report specified by the Contracting Officer.

_________2 in 1 invoice ____________________________________

(B) For services that do not require shipment of a deliverable, submit either the Invoice 2inl, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer.

_______________________________________________________

(Contracting Officer: Insert either "Invoice 2inl" or the applicable invoice and receiving report document type(s) for fixed price line items for services.)

(iii) For customary progress payments based on costs incurred, submit a progress payment request.

(iv) For performance based payments, submit a performance based payment request.

(v) For commercial item financing, submit a commercial item financing request.

(2) Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract.

[Note: The Contractor may use a WAWF "combo" document type to create some combinations of invoice and receiving report in one step.]

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*

Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	HQ0337
Issue By DoDAAC	N68335
Admin DoDAAC**	S3915A
Inspect By DoDAAC	N68335
Ship To Code	N68335

N6833521C0843 (lopesj22462)

Ship From Code
Mark For Code
Service Approver (DoDAAC)
Service Acceptor (DoDAAC)
Accept at Other DoDAAC
LPODoDAAC
DCAA Auditor DoDAAC
Other DoDAAC(s)

(4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable.

(5) Receiving report. The Contractor shall ensure a receiving report meets the requirements ofDFARS Appendix F.

(g) WAWF point of contact.

(1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity's WAWF point of contact.

___________________________________________________

____________________________________________________________________

_______(2) Contact the WAWF helpdesk at _________________, if assistance is needed.

(End of clause)

The following have been deleted:

52.232-16	Progress Payments	JUN 2020

(End of Summary of Changes)